EXHIBIT 13.2

CERTIFICATION

In connection with the annual report of ICTS International, N.V. (the "Company") on Form 20-F for the period ending December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alon Raich, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Alon Raich
Alon Raich, Principal Financial Officer

Dated:	May 9, 2019